VARIABLE ANNUITY FUNDS D, E, F, G, H, I

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York
Variable Annuity Funds D E F G H & I

Supplement Effective as of April 30, 2012

This supplement updates and amends certain information contained in your current variable annuity prospectus and supplements thereto. Please read it carefully and keep it with your product prospectus for future reference.
___________________________________________

INFORMATION REGARDING THE INVESTMENT FUNDS
AVAILABLE THROUGH THE CONTRACT

The following chart lists the Investment Funds (the “Funds”) that are, effective April 30, 2012, available through ReliaStar Life Insurance Company of New York Variable Annuity Funds D E F G H & I, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING BlackRock Large Cap	Investment Adviser:	Seeks long-term growth of
Growth Portfolio (Class I)	Directed Services LLC	capital.
Subadviser:
BlackRock Investment Management,
LLC
ING Franklin Income Portfolio	Investment Adviser:	Seeks to maximize income
(Class S)	Directed Services LLC	while maintaining prospects for
	Subadviser:	capital appreciation.
Franklin Advisers, Inc.

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Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING PIMCO High Yield	Investment Adviser:	Seeks maximum total return,
Portfolio (Class S)	Directed Services LLC	consistent with preservation of
	Subadviser:	capital and prudent investment
	Pacific Investment Management	management.
Company LLC
ING Money Market Portfolio	Investment Adviser:	Seeks to provide high current
(Class I)*	ING Investments, LLC	return, consistent with
	Subadviser:	preservation of capital and
* There is no guarantee that the ING	ING Investment Management Co.	liquidity, through investment in
Money Market Portfolio will have	LLC**	high-quality money market
a positive or level return.		instruments while maintaining a
stable share price of $1.00.

IMPORTANT INFORMATION ABOUT THE COMPANY’S
INTEREST BEARING RETAINED ASSET ACCOUNT

Subject to state law conditions and requirements, full payment of the death benefit or proceeds (“Proceeds”) to a beneficiary may be made into an interest bearing retained asset account that is backed by our general account. The retained asset account is not guaranteed by the FDIC. The beneficiary may access the entire Proceeds in the account at any time without penalty through a draftbook feature. The Company seeks to make a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the beneficiary together with the paperwork to make a claim to the Proceeds. Interest earned on the Proceeds in the account may be less than could be earned if the Proceeds were invested outside of the account. Likewise, interest credited on the Proceeds in the account may be less than under other settlement or payment options available through the Contract. A beneficiary should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax advisor before choosing a settlement or payment option.

A beneficiary may request additional information about the retained asset account and the draftbook feature or may elect to receive payment of the Proceeds by check rather than through the account’s draftbook feature by contacting our ING Customer Service Center at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050 or www.ingservicecenter.com.

**	Effective December 31, 2011, ING Investment Management Co. merged with and into ING Investment Management Co. LLC.

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REGULATORY MATTERS

As with many financial services companies, the company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the company or the financial services industry. These currently include regulatory scrutiny of whether and to what extent insurance companies are using the United States Social Security Administration’s Death Master File (“SSDMF”) to proactively ascertain whether customers have deceased and to pay claims even where no claim for benefits has been made. Along these lines, the New York Department of Financial Services has directed the company to use information available on the SSDMF to identify any death claim that may be due under life insurance policies, annuity contracts or retained asset accounts that have not been previously reported through historical claim reporting processes, implement procedures to locate beneficiaries, make prompt payments as necessary, and to report to the New York Department of Financial Services the results of using the data. In addition, a majority of states are conducting an audit of the company’s compliance with unclaimed property laws. The company also has been reviewing whether benefits are owed and whether reserves are adequate in instances where an insured appears to have died, but no claim for benefits has been made. Some of the investigations, audits, examinations, and inquiries could result in regulatory action against the company. The potential outcome of such action is difficult to predict but could subject the company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines, additional escheatment of funds deemed abandoned under state laws, changes to the company’s procedures for the identification and escheatment of abandoned property, and other financial liability. While it is not possible to predict the ultimate outcome of any such action, or the internal and external investigations, examinations, reviews and inquiries, management does not believe that they will have a material adverse effect on the company’s financial position. It is the practice of the company and its affiliates to cooperate fully in these matters.

MORE INFORMATION IS AVAILABLE

More information about the Investment Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Investment Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5033
Minot, ND 58702-5033
1-877-886-5050

If you received a summary prospectus for any of the Investment Funds available through your Contract, you may obtain a full prospectus and other Investment Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Investment Fund’s summary prospectus.

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